Financial risk management	12 Months Ended
Dec. 31, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial risk management	Financial risk management
We are exposed to certain financial risks, such as foreign currency risk, interest rate risk, credit risk, liquidity risk and capital risk. Our overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potentially adverse effects on our financial performance. Our risk management program focuses appropriately on the current environment of uncertainty in the financial markets.
A key element within our risk management program is our long-held prudent financing policy, which is based on three foundational elements:
•Liquidity: Maintain sufficient liquidity to ensure continued business growth and to provide a buffer for cash flow volatility
•Capital structure: Maintain a capital structure that targets a solid investment-grade credit rating
•Cash return: Provide a sustainable dividend per share that will grow over time, paid quarterly, while returning excess cash to shareholders through share buybacks or capital repayment
We use derivative financial instruments to hedge certain risk exposures. None of these transactions are entered into for trading or speculative purposes. We use market information to determine the fair value of our derivative financial instruments.
Foreign currency risk management
Our Consolidated financial statements are expressed in euros. Accordingly, our results of operations are exposed to fluctuations in exchange rates between the euro and other currencies. Changes in currency exchange rates can result in losses in our Consolidated financial statements. We are exposed to fluctuations in the exchanges rates of the US dollar, Japanese yen, the Taiwanese dollar, the South Korean won and the Chinese yuan, in relation to the euro. We incur costs of sales predominantly in euros with portions also denominated in US and Taiwanese dollars. A small portion of our operating results are driven by movements in currencies other than the euro, US dollar, Japanese yen,
South Korean won, Taiwanese dollar or Chinese yuan.
Foreign currency sensitivity
The following table details our sensitivity to a 10.0% strengthening of foreign currencies against the euro. The sensitivity analysis includes foreign currency denominated monetary items outstanding and adjusts their translation at the period end for a 10.0% strengthening in foreign currency rates. A positive amount indicates an increase in net income or equity.

Year ended December 31 (€, in millions)	2024		2025
	Impact on net income	Impact on equity	Impact on net income	Impact on equity
US dollar	10.3	81.3	1.1	88.2
Japanese yen	(30.4)	(0.4)	(23.2)	7.4
Taiwanese dollar	(7.9)	—	(2.3)	—
South Korean won	(11.4)	—	21.8	—
Chinese yuan	1.7	—	(1.2)	—
Other currencies	(0.8)	—	2.2	—
Total	(38.5)	80.9	(1.6)	95.6
It is our policy to limit the effects of currency exchange rate fluctuations on our Consolidated statements of operations. The impact on net income reflects our net exposure to currencies other than the euro at year end 2025.
The negative effect on net income as presented in the table above for 2025 is mainly attributable to timing differences between the arising and hedging of exposures.
The effects of the fair value movements of cash flow hedges entered into for US dollar and Japanese yen transactions are recognized in equity. The effect on 2025 compared to 2024 for both US dollar and Japanese yen is mainly the result of the change in outstanding cash flow hedges.
A 10.0% weakening of the foreign currencies against the euro, would have an approximately equal but opposite effect on net income and equity.
Foreign currency risk policy
It is our policy to hedge material transaction exposures, such as forecasted sales and purchase transactions.
We hedge these exposures through the use of forward foreign exchange contracts.
Foreign exchange contracts
The following table details the notional principal amounts of the outstanding forward foreign exchange contracts.

Year ended December 31 (in billions)	2024	2025
US dollar (USD)	1.0	1.6
Japanese yen (JPY)	1.1	39.7
Taiwanese dollar (TWD)	27.6	18.0
South Korean won (KRW)	66.4	144.9
Chinese yuan (CNY)	1.1	1.1
The hedged highly probable forecasted transactions denominated in foreign currency are expected to occur at various dates during the coming 12 months. Gains and losses recognized in other comprehensive income (OCI) on forward foreign exchange contracts included in a hedge relationship will be recognized in the Consolidated statements of operations in the period during which the hedged forecasted transactions affect the Consolidated statements of operations.
In 2025, we recognized a transfer to net income of €13.8 million loss (2024: €8.9 million gain; 2023: €0.6 million loss)
in the Consolidated statements of operations resulting from effective cash flow hedges for forecasted sales and purchase transactions that occurred in the year. Furthermore, we recognized a net amount of €65.1 million gain in the
Consolidated statements of operations resulting from derivative financial instruments measured at fair value through profit or loss (2024: €31.4 million gain; 2023: €52.4 million gain), which is mainly offset by the revaluation of the hedged monetary items.
OCI balance unrealized gains and losses on financial instruments from foreign exchange contracts
The following table details the anticipated outstanding accumulated unrealized gains and losses in OCI from financial instruments for both foreign currency denominated forecasted purchase and sales transactions. All amounts related to the purchase transactions are expected to be released over the next 12 months and will offset the euro equivalent of foreign currency denominated forecasted purchase transactions.

Year ended December 31 (€, in millions)	2023	2024	2025
Purchase transactions	(8.9)	25.6	(62.5)
Net of taxes	(7.6)	21.7	(52.9)
The effectiveness of all contracts for which we apply hedge accounting is monitored on a quarterly basis. Potential sources of hedge ineffectiveness primarily arise from mismatches in nominal amounts or differences in the timing of settlement between derivative instruments and the underlying exposures. During 2025, 2024 and 2023, no ineffective hedge relationships were recognized.
Interest rate risk management
We have interest-bearing assets and liabilities that expose us to fluctuations in market interest rates, managed through interest rate swaps.
Interest rate sensitivity
The sensitivity analysis below has been determined based on the exposure to interest rates for both derivative financial and non-derivative financial instruments at the balance sheet date, with the stipulated change taking place at the beginning of the financial year and held constant throughout the reporting period. The table below shows the effect of a 100 basis point increase in interest rates on our net income and equity. A positive amount indicates an increase in net income and equity.

Year ended December 31 (€, in millions)	2024		2025
	Impact on net income	Impact on equity	Impact on net income	Impact on equity
Effect of a 100 basis point increase in interest rates	94.9	—	106.7	—
The positive effect on net income mainly relates to our total amount of cash and cash equivalents and short-term investments being higher than our total floating debt position, which is excluding the Eurobonds issued in 2020.
A 100 basis point decrease in interest rates would have an approximately equal but opposite effect on net income and equity.
Hedging policy interest rates
We use interest rate swaps to minimize the net interest exposure for the group by aligning the interest terms of the available cash and the interest-bearing debt. There may be residual interest rate risk to the extent the asset and liability positions do not fully offset.
Interest rate swaps
The notional principal amount of the outstanding interest rate swap contracts as of December 31, 2025, was €2.3 billion (2024: €3.3 billion). During 2025, these outstanding hedges were highly effective in hedging the fair value exposure to interest rate movements. We did not enter into interest rate swaps in connection with the Eurobonds issued in 2020.
Credit risk management
Financial instruments that potentially subject us to a significant concentration of credit risk consist principally of cash and cash equivalents, short-term investments, derivative financial instruments used for hedging activities, Accounts receivable, Finance receivables and Loans receivables.
Cash and cash equivalents, short-term investments and derivative financial instruments contain an element of risk of the counterparties being unable to meet their obligations. Our risk management program focuses appropriately on the current environment of uncertainty in the financial markets. We invest our cash and cash equivalents and short-term investments in short-term deposits with financial institutions that have investment-grade credit ratings and in government and government-related bodies that have investment-grade credit ratings and in money market and other investment funds that invest in high-rated debt securities. To mitigate the risk that our counterparties in hedging transactions are unable to meet their obligations, we enter into transactions with a limited number of major financial institutions that have investment-grade credit ratings and closely monitor their creditworthiness. All credit ratings are rated by credit rating institutions like Standard & Poor’s, Moody’s or Fitch. Concentration risk is mitigated by limiting the exposure to each of the individual counterparties.
Our customers consist of integrated circuit manufacturers located throughout the world. We perform ongoing credit evaluations of our customers’ financial condition. We mitigate credit risk through additional measures, including the use of down payments, letters of credit and contractual ownership retention provisions. Retention of ownership enables us to recover the systems in the event a customer defaults on payment. See discussion of Loans receivable in Note 26 Related parties and variable interest entities.
Liquidity risk management
Our principal sources of liquidity consist of cash and cash equivalents, short-term investments and available credit facilities, with the objective of maintaining sufficient liquidity to ensure continued business growth and to provide a buffer for cash flow volatility. In addition, we may from time to time raise additional funding in debt and equity markets. We seek to ensure that our principal sources of liquidity will be sufficient to satisfy our liquidity requirements at all times.
Our liquidity needs are affected by many factors, some of which are based on the normal ongoing operations of the business, and some of which relate to uncertainties of the global economy and the semiconductor industry. Although our cash requirements fluctuate based on the timing and extent of these factors, we believe that cash generated from operations, together with our other sources of liquidity, are sufficient to satisfy our requirements, including our expected capital expenditures, R&D expenses and debt servicing.
We intend to return cash to our shareholders on a regular basis in the form of dividend payments and, subject to our actual and anticipated liquidity requirements and other relevant factors, share buybacks or capital repayment.
Capital risk management
Our objectives when managing our capital structure are to safeguard our ability to satisfy our capital providers by maintaining a capital structure that ensures liquidity and supports a solid investment-grade credit rating. The capital structure includes both debt and the components of equity, in accordance with both US GAAP and EU-IFRS. The capital structure is mainly altered by, among other things, our financial results, adjusting the amount of dividends paid to shareholders, the amount of share buybacks or capital repayment and any changes in the level of debt. Our capital structure is formally reviewed with the Supervisory Board each year in connection with our updated long-term financial plan and relevant scenarios. The outcome of this year’s review confirmed that we should maintain our existing financing policy in relation to our capital structure.
Our current credit rating from Moody’s is A1 (Stable). This rating was upgraded in November 2025 from A2.
Our current credit rating from Fitch is A+ (Stable). This rating was upgraded in May 2024 from A.
Supplier finance program
We have a supplier finance program in place. We pay the full invoice amount on the original maturity date (for the vast majority 60 days after end of month) to a third party. Suppliers can choose to request early payment from the third party. The program can be terminated by the third party or by us with a notice period of 30 business days.
The amount of the obligations outstanding that we have confirmed as valid to the third party as of December 31,
2025, was €326.5 million (2024: €344.8 million) and is included in Accounts payable.

Year ended December 31 (€, in millions)	2024	2025
Confirmed obligations outstanding at the beginning of the year	408.5	344.8
Invoices confirmed during the year	2,851.3	2,481.1
Confirmed invoices paid during the year	2,915.0	2,499.4
Confirmed obligations outstanding at the end of the year	344.8	326.5
Financial instruments
Accounting policy – derivative financial instruments and hedging activities
We measure all derivative financial instruments based on fair values derived from level 2 input criteria. We adopt hedge accounting for hedges that are highly effective in offsetting the identified hedged risks taking into account required effectiveness criteria.
Derivatives are initially recognized at fair value on the date a derivative contract is entered into and subsequently remeasured. The method of recognizing the resulting gain or loss depends on whether the derivative is designated as a hedging instrument, and if so, the nature of the item being hedged. We designate derivatives as one of the following:
•A hedge of an exposure relating to changes in the fair value of a recognized asset or liability, that is attributable to a particular risk (fair value hedge)
•A hedge of an exposure relating to the variability in the cash flows of a recognized asset or liability, or of a forecasted transaction, that is attributable to a particular risk (cash flow hedge)
•A hedge of the foreign currency exposure relating to a net investment in a foreign operation (net investment hedge)
We assess at the inception of the transaction the relationship between hedging instruments and hedged items, as well as our risk management objectives and strategy for undertaking various hedging transactions. We also assess, both at hedge inception and on an ongoing basis, whether derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. The cash flows resulting from the derivative financial instruments are classified in the Consolidated statements of cash flows according to the nature of the hedged item.
Fair value hedge
Changes in the fair value of a derivative financial instrument that is designated and qualified as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in the
Consolidated statements of operations.
Hedge accounting is discontinued when we revoke the hedging relationship, or the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting. The adjustment to the carrying amount of the hedged item arising from the hedged risk is amortized to the Consolidated statements of operations from that date.
Interest rate swaps that are being used to hedge the fair value of fixed loan coupons payable are designated as fair value hedges. The change in fair value is intended to offset the change in the fair value of the underlying fixed loan coupons, which is recorded accordingly. The gain or loss relating to the ineffective portion of interest rate swaps hedging fixed loan coupons payable is recognized in the Consolidated statements of operations as Interest and other, net.
Cash flow hedge
Changes in the fair value of a derivative that is designated and qualified as a cash flow hedge are recorded in OCI, net of taxes, until the underlying hedged transaction is recognized in the Consolidated statements of operations.
In the event that the underlying hedged transaction will not occur within the specified time period, the gain or loss on the related cash flow hedge is released from OCI and included in the Consolidated statements of operations, unless extenuating circumstances exist that are related to the nature of the forecasted transaction and are outside our control or influence and which cause the forecasted transaction to be probable of occurring on a date that is beyond the specified time period.
Foreign currency hedging instruments that are being used to hedge cash flows related to forecasted sales or purchase transactions in non-functional currencies are designated as cash flow hedges. The gain or loss relating to the ineffective portion of the foreign currency hedging instruments is recognized in the Consolidated statements of operations in net sales or cost of sales.
Fair values of the derivatives
The following table summarizes the notional amounts and estimated fair values of our derivative financial instruments:

Year ended December 31 (€, in millions)	2024		2025
	Notional amount	Fair value	Notional amount	Fair value
Forward foreign exchange contracts	240.6	44.5	755.8	(11.5)
Interest rate swaps	3,250.0	(61.6)	2,250.0	(47.9)
The following table summarizes our derivative financial instruments per category:

Year ended December 31 (€, in millions)	2024		2025
	Assets	Liabilities	Assets	Liabilities
Interest rate swaps – fair value hedges	9.3	70.9	0.2	48.1
Forward foreign exchange contracts – cash flow hedges	31.5	0.1	0.9	21.6
Forward foreign exchange contracts – no hedge accounting	55.7	42.6	32.5	23.3
Total	96.5	113.6	33.6	93.0
Less non-current portion:
Interest rate swaps – fair value hedges	—	29.3	—	19.9
Total non-current portion	—	29.3	—	19.9
Total current portion	96.5	84.3	33.6	73.1
The fair value part of a hedging derivative financial instrument that has a remaining term of 12 months or less after balance sheet date is classified as current asset or liability. When the fair value part of a hedging derivative has a term of more than 12 months after balance sheet date, it is classified as non-current asset or liability. Derivative financial instruments are included in Other assets and Accrued and other liabilities in the Consolidated balance sheets, split between current and non-current.
Fair value measurements
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement hierarchy prioritizes the inputs to valuation techniques used to measure fair value as follows:
•Level 1: Valuations based on inputs such as quoted prices for identical assets or liabilities in active markets that the entity has the ability to access.
•Level 2: Valuations based on inputs other than level 1 inputs such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities.
•Level 3: Valuations based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.
The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (level 1) and the lowest priority to unobservable inputs (level 3). A financial instrument’s fair value classification is based on the lowest level of any input that is significant in the fair value measurement hierarchy.
For assets and liabilities that are recognized at fair value on a recurring basis, we determine whether transfers have occurred between levels in the hierarchy by re-assessing categorization (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.
Financial assets and financial liabilities measured at fair value on a recurring basis
Investments in money market funds (included in our cash and cash equivalents) have fair value measurements which are all based on quoted prices for identical assets or liabilities.
Our short-term investments consist of deposits with original maturities to the entity holding the investments longer than three months and one year or less at the date of acquisition with financial institutions that have investment-grade credit ratings. The fair value of the deposits is determined with reference to quoted market prices in an active market for similar assets or discounted cash flow analysis.
The principal market in which we execute our derivative contracts is the institutional market in an over-the-counter environment with a high level of price transparency. The market participants usually are large commercial banks. The valuation inputs for our derivative contracts are based on quoted prices and quoting pricing intervals from public data sources; they do not involve management judgment.
The valuation technique used to determine the fair value of forward foreign exchange contracts (used for hedging purposes) approximates the net present value technique which is the estimated amount that a bank would receive or pay to terminate the forward foreign exchange contracts at the reporting date, taking into account current interest rates and current exchange rates.
The valuation technique used to determine the fair value of interest rate swaps (used for hedging purposes) is the net present value technique, which is the estimated amount that a bank would receive or pay to terminate the swap agreements at the reporting date, taking into account current interest rates.
Three out of five of our outstanding Eurobonds, with a combined principal amount of €2.25 billion, serve as hedged items in fair value hedge relationships in which we hedge the variability of changes in the fair value of our Eurobonds due to changes in market interest rates with interest rate swaps. For two out of five of our outstanding Eurobonds, with a combined principal amount of €1.5 billion, no hedging is applied. The fair value changes of the interest rate swaps are recorded on the Consolidated balance sheets under derivative financial instruments and the carrying amounts of the Eurobonds are adjusted for the effective portion of these fair value changes only. For the actual aggregate carrying amount and the fair value of our Eurobonds, see Note 16 Long-term debt, short-term borrowings, interest and other, net.
The following tables present our financial assets and financial liabilities that are measured at fair value on a recurring basis and the assets and liabilities for which the fair value is only disclosed:

Year ended December 31, 2025 (€, in millions)	Level 1	Level 2	Level 3	Total
Assets measured at fair value
Derivative financial instruments[1]	—	33.6	—	33.6
Money market funds[2]	6,222.2	—	—	6,222.2
Short-term investments[3]	—	405.9	—	405.9
Total	6,222.2	439.5	—	6,661.7
Liabilities measured at fair value
Derivative financial instruments[1]	—	93.0	—	93.0
Assets and liabilities for which fair values are disclosed
Loans receivable	—	—	1,848.9	1,848.9
Long-term debt[4]	3,590.8	—	—	3,590.8

Year ended December 31, 2024 (€, in millions)	Level 1	Level 2	Level 3	Total
Assets measured at fair value
Derivative financial instruments[1]	—	96.5	—	96.5
Money market funds[2]	6,379.2	—	—	6,379.2
Short-term investments[3]	—	5.4	—	5.4
Total	6,379.2	101.9	—	6,481.1
Liabilities measured at fair value
Derivative financial instruments[1]	—	113.6	—	113.6
Assets and liabilities for which fair values are disclosed
Loans receivable	—	—	1,339.4	1,339.4
Long-term debt[4]	4,561.8	—	—	4,561.8
1.Derivative financial instruments consist of forward foreign exchange contracts and interest rate swaps.
2.Money market funds are part of our cash and cash equivalents.
3.Short-term investments consist of deposits with original maturities to the entity holding the investments longer than three months, but one year or less at the date of acquisition. These deposits are valued at amortized costs which is close to their fair value. Their fair value is determined with reference to quoted market prices in an active market for similar assets or discounted cash flow analysis.
4.Long-term debt mainly relates to Eurobonds.
There were no transfers between levels during the years ended December 31, 2025, and December 31, 2024.
Financial assets and financial liabilities that are not measured at fair value
The carrying amount of cash and cash equivalents, accounts payable, and other current financial assets and liabilities approximate their fair value because of the short-term nature of these instruments. The fair value of the loan to Carl
Zeiss SMT GmbH is determined using a discounted cash flow model, which considers the present value of expected cash receipts, discounted using a risk-adjusted discount rate. For the actual aggregate carrying amount of the loan to
Carl Zeiss SMT GmbH, see Note 26 Related parties and variable interest entities.
Money market and investment funds measurement
Money market and investment funds qualify as available for sale securities. Due to the short-term nature and investment-grade credit ratings, the fair value is close to the carrying value. These money market funds can be called on a daily basis. Investments and redemptions in money market funds are managed on a daily basis based triggered through actual cash balances. ASML does not have trading securities as of December 31, 2025.
Deposits measurement
The deposits as part of the cash and cash equivalents and short-term investments qualify as securities held to maturity. The amortized cost value is close to the fair value and carrying value due to short-term nature and since related to investment with investment-grade credit ratings. Maturities are one year or less. No held to maturity securities were sold before expiration date.
Assets and liabilities measured at fair value on a non-recurring basis
In 2024 and 2025, we had no significant fair value measurements on a non-recurring basis from regular business activities. For impairment charges regarding goodwill and other intangible assets, reference is made to Note 11.
Goodwill and 12. Intangible assets, net respectively.